EXHIBIT 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                   RIG STATUS REPORT AS OF DECEMBER 9, 2003


 RIG NAME             WD            DESIGN           LOCATION           STATUS*              OPERATOR
----------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
----------------------------------------------------------------------------------------------------------------
Ocean Quest           3,500'  Victory Class               GOM            Contracted          Amerada Hess
----------------------------------------------------------------------------------------------------------------
Ocean Star            5,500'  Victory Class               GOM            Contracted           Kerr McGee
----------------------------------------------------------------------------------------------------------------
Ocean America         5,500'  Ocean Odyssey               GOM            Contracted           W&T Offshore
----------------------------------------------------------------------------------------------------------------
Ocean Valiant         5,500'  Ocean Odyssey               GOM            Contracted          Amerada Hess
----------------------------------------------------------------------------------------------------------------
Ocean Victory         5,500'  Victory Class               GOM            Contracted           Spinnaker
                                                                                             Exploration
----------------------------------------------------------------------------------------------------------------
Ocean Confidence      7,500'  DP Aker H-3.2               GOM            Contracted               BP
                              Modified
----------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
----------------------------------------------------------------------------------------------------------------
Ocean Concord         2,200'  F&G SS-2000                 GOM            Contracted           Kerr McGee
----------------------------------------------------------------------------------------------------------------
Ocean Lexington       2,200'  F&G SS-2000                 GOM            Contracted        Walter Oil & Gas
----------------------------------------------------------------------------------------------------------------
Ocean Saratoga        2,200'  F&G SS-2000                 GOM            Contracted              LLOG
----------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
----------------------------------------------------------------------------------------------------------------
Ocean Crusader        200'    Mat Cantilever              GOM            Contracted              LLOG
----------------------------------------------------------------------------------------------------------------
Ocean Drake           200'    Mat Cantilever              GOM            Contracted         Chevron/Texaco
----------------------------------------------------------------------------------------------------------------
Ocean Columbia        250'    Independent Leg             GOM            Contracted           ADTI/Seneca
                              Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Spartan         300'    Independent Leg             GOM            Contracted              LLOG
                              Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Spur            300'    Independent Leg             GOM            Contracted             Forest
                              Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean King            300'    Independent Leg             GOM            Contracted           BP America
                              Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Nugget          300'    Independent Leg             GOM            Contracted          Taylor Energy
                              Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Summit          300'    Independent Leg             GOM            Contracted         Chevron/Texaco
                              Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Warwick         300'    Independent Leg             GOM            Contracted             Murphy
                              Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Titan           350'    Independent Leg Slot        GOM       Shipyard for cantilever      DODI
                                                                         upgrade
----------------------------------------------------------------------------------------------------------------
Ocean Tower           350'    Independent Leg             GOM            Contracted             Denbury
                              Cantilever
----------------------------------------------------------------------------------------------------------------


                                       1

----------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
----------------------------------------------------------------------------------------------------------------
MEXICO
----------------------------------------------------------------------------------------------------------------
Ocean Ambassador      1,100'  Bethlehem SS-2000           GOM            Contracted              PEMEX
----------------------------------------------------------------------------------------------------------------
Ocean Whittington     1,500'  Aker H-3                    GOM            Contracted              PEMEX
----------------------------------------------------------------------------------------------------------------
Ocean Worker          3,500'  F&G 9500 Enhanced           GOM            Contracted              PEMEX
                              Pacesetter
----------------------------------------------------------------------------------------------------------------
Ocean Yorktown        2,850'  F&G SS-2000                 GOM            Contracted              PEMEX
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
AFRICA
----------------------------------------------------------------------------------------------------------------
Ocean Patriot         1,500'  Bingo 3000             South Africa        Contracted           Forest Oil
----------------------------------------------------------------------------------------------------------------

NORTH SEA
----------------------------------------------------------------------------------------------------------------
Ocean Nomad           1,200'  Aker H-3                 North Sea            Idle                 DODI
----------------------------------------------------------------------------------------------------------------
Ocean Guardian        1,500'  Earl & Wright Sedco      North Sea         Contracted              Shell
                              711 Series
----------------------------------------------------------------------------------------------------------------
Ocean Princess        1,500'  Aker H-3                 North Sea         Contracted            Talisman
----------------------------------------------------------------------------------------------------------------
Ocean Vanguard        1,500'  Bingo 3000               North Sea            Idle                 DODI
----------------------------------------------------------------------------------------------------------------

AUSTRALASIA
----------------------------------------------------------------------------------------------------------------
Ocean Bounty          1,500'  Victory Class            Australia         Contracted              Inpex
----------------------------------------------------------------------------------------------------------------
Ocean Epoch           1,640'  Korkut                   Australia         Contracted             Santos
----------------------------------------------------------------------------------------------------------------
Ocean General         1,640'  Korkut                    Vietnam          Contracted             P.V.E&P
----------------------------------------------------------------------------------------------------------------
Ocean Baroness        7,000'  Victory Class            Indonesia         Contracted             Unocal
----------------------------------------------------------------------------------------------------------------
Ocean Rover           7,000'  Victory Class            Singapore         Contracted             Murphy
----------------------------------------------------------------------------------------------------------------


                                       2

BRAZIL
----------------------------------------------------------------------------------------------------------------
Ocean Yatzy           3,300'  DP DYVI Super Yatzy       Brazil           Contracted            Petrobras
----------------------------------------------------------------------------------------------------------------
Ocean Winner          3,500'  Aker H-3                  Brazil           Contracted            Petrobras
----------------------------------------------------------------------------------------------------------------
Ocean Alliance        5,000'  Alliance Class            Brazil           Contracted            Petrobras
----------------------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
----------------------------------------------------------------------------------------------------------------
Ocean Clipper         7,500'  DP Fluor/Mitsubishi       Brazil           Contracted            Petrobras
----------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
----------------------------------------------------------------------------------------------------------------
Ocean Sovereign       250'    Independent Leg          Indonesia         Contracted             Santos
                              Cantilever
----------------------------------------------------------------------------------------------------------------
Ocean Heritage        300'    Independent Leg          Indonesia            Idle                 DODI
                              Cantilever
----------------------------------------------------------------------------------------------------------------

COLD STACKED (5)
----------------------------------------------------------------------------------------------------------------
Ocean Liberator       600'    Aker H-3                 S. Africa        Cold Stacked             DODI
----------------------------------------------------------------------------------------------------------------
Ocean Champion        250'    Mat Slot                    GOM           Cold Stacked             DODI
----------------------------------------------------------------------------------------------------------------
Ocean Endeavor        2,000'  Victory Class               GOM           Cold Stacked             DODI
----------------------------------------------------------------------------------------------------------------
Ocean Voyager         3,200'  Victory Class               GOM           Cold Stacked             DODI
----------------------------------------------------------------------------------------------------------------
Ocean New Era         1,500'  Korkut                      GOM           Cold Stacked             DODI
----------------------------------------------------------------------------------------------------------------

ASSETS REMOVED
FROM SERVICE &
HELD FOR SALE** (2)
----------------------------------------------------------------------------------------------------------------
Ocean Century         800'    Korkut                      GOM           Cold Stacked             DODI
----------------------------------------------------------------------------------------------------------------
Ocean Prospector      1,700'  Victory Class               GOM           Cold Stacked             DODI
----------------------------------------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

**TO BE USED FOR NON DRILLING PURPOSES.
GOM = Gulf of Mexico


                             ** TABLE CONTINUED **
                                       3

                                                                    EXHIBIT 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                   RIG STATUS REPORT AS OF DECEMBER 9, 2003


 RIG NAME                 CURRENT TERM        DAYRATE (000S)   START DATE
-------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-------------------------------------------------------------------------------
Ocean Quest           second of two wells plus   low 40s      mid Nov. 2003
                               option
-------------------------------------------------------------------------------
Ocean Star            first of two wells plus    mid 70's     late Oct. 2003
                               option
-------------------------------------------------------------------------------
Ocean America           one well plus option      mid 60's    late Nov. 2003
-------------------------------------------------------------------------------
Ocean Valiant           one well plus option      mid 50's    late Sept. 2003
-------------------------------------------------------------------------------
Ocean Victory                  one well           low 40's    late Nov. 2003
-------------------------------------------------------------------------------
Ocean Confidence           five-year term          170's      early Jan. 2001
-------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
-------------------------------------------------------------------------------
Ocean Concord                 one well            mid 40's     mid Nov. 2003
-------------------------------------------------------------------------------
Ocean Lexington       first of two wells plus    high 30's   late November 2003
                               option
-------------------------------------------------------------------------------
Ocean Saratoga                one well            low 40's    early Nov. 2003
-------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
-------------------------------------------------------------------------------
Ocean Crusader                one well            mid 20's     late Nov. 2003
-------------------------------------------------------------------------------
Ocean Drake            90 day term plus option    mid 20's     mid Oct. 2003
-------------------------------------------------------------------------------
Ocean Columbia                one well           upper 20's    mid Nov. 2003
-------------------------------------------------------------------------------
Ocean Spartan          one well plus option      upper 20's    late Nov. 2003
-------------------------------------------------------------------------------
Ocean Spur              one well plus option     upper 20's    late Nov. 2003
-------------------------------------------------------------------------------
Ocean King                 multiple wells         low 30's    early April 2003
-------------------------------------------------------------------------------
Ocean Nugget                  one well            low 30's     mid Sept. 2003
-------------------------------------------------------------------------------
Ocean Summit            two wells plus option     mid 30's     late Nov. 2003
-------------------------------------------------------------------------------
Ocean Warwick           one well plus option     upper 20's   late Sept. 2003
-------------------------------------------------------------------------------
Ocean Titan                       -                  -               -
-------------------------------------------------------------------------------
Ocean Tower           third of four wells plus     mid 30's     late Aug. 2003
                               option
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
-------------------------------------------------------------------------------
MEXICO
-------------------------------------------------------------------------------
Ocean Ambassador         four year term work      mid 50's     late July 2003
-------------------------------------------------------------------------------
Ocean Whittington        four year term work      low 60's     late July 2003
-------------------------------------------------------------------------------
Ocean Worker             four year term work     upper 60's    mid Aug. 2003
-------------------------------------------------------------------------------
Ocean Yorktown           four year term work      mid 40's     late Oct. 2003
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AFRICA
-------------------------------------------------------------------------------
Ocean Patriot           100 days plus option      mid 50's     mid Sept. 2003
-------------------------------------------------------------------------------

NORTH SEA
-------------------------------------------------------------------------------
Ocean Nomad                       -                  -               -
-------------------------------------------------------------------------------
Ocean Guardian        one year plus one year     low 50's    early April 2003
                              option
-------------------------------------------------------------------------------
Ocean Princess        first option declared      low 40's     mid Nov. 2003
                           plus option
-------------------------------------------------------------------------------
Ocean Vanguard                    _                  _               _
-------------------------------------------------------------------------------

AUSTRALASIA
-------------------------------------------------------------------------------
Ocean Bounty          third of three wells plus   low 70's    mid June 2003
                           option for two
-------------------------------------------------------------------------------
Ocean Epoch                   one well            low 60's    early Dec. 2003
-------------------------------------------------------------------------------
Ocean General       one well plus one well and    mid 50's    mid Nov. 2003
                       five completion options
-------------------------------------------------------------------------------
Ocean Baroness          400 days plus option        110's     late March 2003
-------------------------------------------------------------------------------
Ocean Rover            Three wells plus option      110s      mid July 2003
-------------------------------------------------------------------------------

                                       2

BRAZIL
-------------------------------------------------------------------------------
Ocean Yatzy              end of primary term       mid 70's    early Nov. 1998
                            Nov. 5, 2003,
                          completing well
-------------------------------------------------------------------------------
Ocean Winner             one year extension       low 60's    early Nov. 2002
-------------------------------------------------------------------------------
Ocean Alliance           four-year contract        110's      early Sept. 2000
-------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
-------------------------------------------------------------------------------
Ocean Clipper            one-year extension        100's       mid Feb. 2003
-------------------------------------------------------------------------------

INTERNATIONAL JACKUPS  (2)
-------------------------------------------------------------------------------
Ocean Sovereign       one well plus two option   high 30's     mid Nov. 2003
-------------------------------------------------------------------------------
Ocean Heritage                    -                  -               -
-------------------------------------------------------------------------------

COLD STACKED (5)
-------------------------------------------------------------------------------
Ocean Liberator                   -                  -               -
-------------------------------------------------------------------------------
Ocean Champion                    -                  -               -
-------------------------------------------------------------------------------
Ocean Endeavor                    -                  -               -
-------------------------------------------------------------------------------
Ocean Voyager                     -                  -               -
-------------------------------------------------------------------------------
Ocean New Era                     -                  -               -
-------------------------------------------------------------------------------

ASSETS REMOVED
FROM SERVICE &
HELD FOR SALE ** (2)
-------------------------------------------------------------------------------
Ocean Century                     -                  -               -
-------------------------------------------------------------------------------
Ocean Prospector                  -                  -               -
-------------------------------------------------------------------------------

NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

**TO BE USED FOR NON DRILLING PURPOSES.
GOM = Gulf of Mexico

                             ** TABLE CONTINUED **

                                                                    EXHIBIT 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                   RIG STATUS REPORT AS OF DECEMBER 9, 2003


 RIG NAME               EST. END DATE        FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-------------------------------------------------------------------------------------------------------------
Ocean Quest              late Dec. 2003    available, actively marketing
-------------------------------------------------------------------------------------------------------------
Ocean Star               early Feb. 2004   available, actively marketing.
-------------------------------------------------------------------------------------------------------------
Ocean America            late Dec. 2003    90 day upgrade/survey likely 1st Qtr 2004; availible, actively marketing.
-------------------------------------------------------------------------------------------------------------
Ocean Valiant            late Dec. 2003    available; actively marketing.
-------------------------------------------------------------------------------------------------------------
Ocean Victory            mid Feb. 2004     availible; actively marketing
-------------------------------------------------------------------------------------------------------------
Ocean Confidence         early Jan. 2006   available; actively marketing.
-------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
-------------------------------------------------------------------------------------------------------------
Ocean Concord            early Jan. 2004   One well plus option with Taylor in mid 40s beginning early Jan.
                                           2004 and ending late Jan. 2004; available, actively marketing.
-------------------------------------------------------------------------------------------------------------
Ocean Lexington           late Jan. 2004   availible, actively marketing.
-------------------------------------------------------------------------------------------------------------
Ocean Saratoga             mid Dec. 2003   available, actively marketing.
-------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
-------------------------------------------------------------------------------------------------------------
Ocean Crusader            late Dec. 2003   availible, actively marketing
-------------------------------------------------------------------------------------------------------------
Ocean Drake              early Jan. 2004   available; actively marketing.
-------------------------------------------------------------------------------------------------------------
Ocean Columbia           mid Dec. 2003     available, actively marketing.
-------------------------------------------------------------------------------------------------------------
Ocean Spartan            mid Jan. 2004     availible; actively marketing
-------------------------------------------------------------------------------------------------------------
Ocean Spur               mid Dec. 2003     available; actively marketing.
-------------------------------------------------------------------------------------------------------------
Ocean King               early Feb. 2004   available; actively marketing.
-------------------------------------------------------------------------------------------------------------
Ocean Nugget             early Jan. 2004   Six month extension + option in low 30's ending late June 2004;
                                           available, actively marketing.
-------------------------------------------------------------------------------------------------------------
Ocean Summit             early Jan. 2004   available; actively marketing.
-------------------------------------------------------------------------------------------------------------
Ocean Warwick             mid Feb. 2004    available; actively marketing.
-------------------------------------------------------------------------------------------------------------
Ocean Titan                     -          Cantilever upgrade ending mid Jan. 2004; available, actively marketing.
-------------------------------------------------------------------------------------------------------------
Ocean Tower               mid Feb. 2004    available; actively marketing.
-------------------------------------------------------------------------------------------------------------

                                       1

-------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
-------------------------------------------------------------------------------------------------------------
MEXICO
-------------------------------------------------------------------------------------------------------------
Ocean Ambassador          mid Dec. 2007    available.
-------------------------------------------------------------------------------------------------------------
Ocean Whittington        early Oct. 2006   available.
-------------------------------------------------------------------------------------------------------------
Ocean Worker              late July 2007   available.
-------------------------------------------------------------------------------------------------------------
Ocean Yorktown            mid July 2007    available.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
AFRICA
-------------------------------------------------------------------------------------------------------------
Ocean Patriot             mid Jan. 2004    available; actively marketing.
-------------------------------------------------------------------------------------------------------------

NORTH SEA
-------------------------------------------------------------------------------------------------------------
Ocean Nomad                     -          Three wells plus option in West Africa with Premier/Vaalco in upper
                                           40s beginning mid Jan. 2004 and ending late June 2004.
-------------------------------------------------------------------------------------------------------------
Ocean Guardian          late March 2004    available; actively marketing.
-------------------------------------------------------------------------------------------------------------
Ocean Princess           mid Feb. 2004     available, actively marketing.
-------------------------------------------------------------------------------------------------------------
Ocean Vanguard                  _          available; actively marketing.
-------------------------------------------------------------------------------------------------------------

AUSTRALASIA
-------------------------------------------------------------------------------------------------------------
Ocean Bounty              mid Feb. 2004     available; actively marketing.
-------------------------------------------------------------------------------------------------------------
Ocean Epoch               late Dec. 2003    available, actively marketing.
-------------------------------------------------------------------------------------------------------------
Ocean General             late Jan. 2004    available, actively marketing.
-------------------------------------------------------------------------------------------------------------
Ocean Baroness            early May 2004    available; actively marketing.
-------------------------------------------------------------------------------------------------------------
Ocean Rover               late Dec. 2003    First and second option wells exercised in 110s beginning late Dec.
                                            2003 and ending late Feb. 2004, available; actively marketing.
-------------------------------------------------------------------------------------------------------------

                                       2

BRAZIL
-------------------------------------------------------------------------------------------------------------
Ocean Yatzy               early Jan. 2004  Scheduled for survey beginning early 1st Qtr. 2004. Estimated downtime 30 days; available, actively marketing.
-------------------------------------------------------------------------------------------------------------
Ocean Winner              late Feb. 2004   Scheduled for survey in 1st Qtr. '04. Estimated downtime 60 days.
-------------------------------------------------------------------------------------------------------------
Ocean Alliance           early Sept. 2004  Scheduled for survey in 1st Qtr. '04 Estimated downtime 60 days.
-------------------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
-------------------------------------------------------------------------------------------------------------
Ocean Clipper            early Jan. 2004   700 day extension in 100's beginning early Jan. 2004 and ending mid
                                           Dec. 2005; availible.
-------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-------------------------------------------------------------------------------------------------------------
Ocean Sovereign          early Feb. 2004   available; actively marketing.
-------------------------------------------------------------------------------------------------------------
Ocean Heritage                  -          Three wells plus option in Ecuador with Noble Energy in mid 50's with 30-day mobe beginning mid Jan. 2004 and contract ending mid
                                           July 2004; actively marketing.
-------------------------------------------------------------------------------------------------------------

COLD STACKED (5)
-------------------------------------------------------------------------------------------------------------
Ocean Liberator                 -          Cold stacked Nov. '02.
-------------------------------------------------------------------------------------------------------------
Ocean Champion                  -          Cold Stacked Feb. '02.
-------------------------------------------------------------------------------------------------------------
Ocean Endeavor                  -          Cold stacked March '02.
-------------------------------------------------------------------------------------------------------------
Ocean Voyager                   -          Cold stacked March '02.
-------------------------------------------------------------------------------------------------------------
Ocean New Era                   -          Cold stacked Dec. '02.
-------------------------------------------------------------------------------------------------------------

ASSETS REMOVED
FROM SERVICE &
HELD FOR SALE ** (2)
-------------------------------------------------------------------------------------------------------------
Ocean Century                   -          Cold stacked July '98.
-------------------------------------------------------------------------------------------------------------
Ocean Prospector                -          Cold stacked Oct. '98.
-------------------------------------------------------------------------------------------------------------


NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

**TO BE USED FOR NON DRILLING PURPOSES.
GOM = Gulf of Mexico

                              ** TABLE COMPLETE **

                                       3